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                                                                    EXHIBIT 23.1


                            CONSENT OF LEGAL COUNSEL


         We hereby consent to the use of our name in Form S-8 registration statement of ITS Networks Inc.


Oklahoma City, Oklahoma                   STEPHEN A. ZRENDA, JR., P.C.
March 27, 2002

                                        By: /s/ Stephen A. Zrenda, Jr.
                                            ------------------------------
                                                Stephen A. Zrenda, Jr.